                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005


                           James Monroe Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

         Virginia                       000-32641                54-1941875
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
     of incorporation)                                       Identification No.)

3033 Wilson Boulevard, Arlington, Virginia                          22201
 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 703.524.8100

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

         On November 14, 2005, James Monroe Bancorp, Inc. issued the press release attached hereto as exhibit 99, announcing the declaration of a 5 for 4 stock split in the form of a 25% stock dividend for shareholders of record on November 28, 2005, payable on December 28, 2005.

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

         99       Press Release dated November 14, 2005




                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JAMES MONROE BANCORP, INC.


                                By: /s/ Richard I. Linhart
                                    --------------------------------------------
                                    Richard I Linhart, Executive Vice President,
                                    Chief Operating Officer


                                By: /s/ John J. Brough
                                    --------------------------------------------
                                    John J. Brough, Senior Vice President,
                                    Chief Financial Officer


Dated: November 14, 2005